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                                                                    Exhibit 10.7

                       PIONEER-STANDARD ELECTRONICS, INC.
                  1999 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

                                OPTION AGREEMENT

                  This Option Agreement (the "Agreement") is entered into as of this ___ day of _____________, _____, by and between Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Company"), and __________________ (the "Optionee").

                  WHEREAS, on April 27, 1999, the Board of Directors of the Company (the "Board") adopted a stock option plan known as the Pioneer-Standard Electronics, Inc. 1999 Stock Option Plan for Outside Directors (the "Plan") and recommended that the Plan be approved by the Company's shareholders; and

                  WHEREAS, on July 27, 1999, the shareholders of the Company approved the Plan; and

                  WHEREAS, the Company has granted the Optionee an Option (as defined below) to purchase the number of the Company's common shares, without par value (the "Common Shares"), as set forth below; and

                  WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to the Option in accordance with the Plan; and

                  WHEREAS, capitalized terms not defined herein shall have the meanings ascribed to them in the Plan;

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein the parties hereto agree as follows.

                  1. INCORPORATION OF PLAN. This Option is granted pursuant to the provisions of the Plan, and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Optionee. Notwithstanding anything in this Agreement to the contrary, to the extent the terms of this Agreement conflict with or otherwise attempt to exceed the authority set forth under the Plan, the Plan shall govern and control in all respects.

                  2. GRANT OF OPTION. Subject to the terms, restrictions, limitations and conditions stated herein and the terms of the Plan, the Company hereby evidences its grant to the Optionee of the right and option to purchase all or any part of the number of Common Shares set forth on SCHEDULE A hereto and incorporated herein by reference (the "Option"). The Option shall expire and shall not be exercisable after the date specified on SCHEDULE A as the expiration date or on such earlier date as determined pursuant to the Plan.


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                  3. PURCHASE PRICE. The price per share to be paid by the
Optionee for the Common Shares subject to this Option (the "Exercise Price") shall be as specified on SCHEDULE A.

                  4. RESTRICTIONS ON TRANSFERABILITY. No Option shall be transferable by the Optionee other than by will or the laws of descent and distribution.

                  5. NOTICE OF EXERCISE OF OPTION. This Option may be exercised by provision of a written notice (in substantially the form of the Notice of Exercise of Option attached hereto as SCHEDULE B) signed by the person or persons exercising the Option, and delivered or mailed to the Company as specified in Section 11 hereof to the attention of the Secretary or the Vice President, Treasurer and Assistant Secretary. Such notice shall (a) specify the number of Common Shares which the person or persons exercising the Option then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 9 hereof; (c) if exercised by any person or persons other than the Optionee, be accompanied by appropriate proof of the right of such person or persons to exercise the Option; and (d) be accompanied by (i) cash or check payable to the Company in payment of the total Exercise Price applicable to such Common Shares as provided herein, or (ii) Common Shares, previously owned by the Optionee and duly endorsed or accompanied by stock transfer powers, having a fair market value (as determined under the Plan) equal to the total Exercise Price applicable to such Common Shares purchased hereunder, or (iii) cash or check payable to the Company accompanied by the number of Common Shares previously owned by the Optionee and duly endorsed or accompanied by stock transfer powers having a fair market value (as determined under the Plan) that, when added to the amount of the cash or check, equals the total Exercise Price applicable to such Common Shares purchased hereunder, subject to compliance with applicable federal and state laws. Upon receipt of such Notice of Exercise of Option and accompanying payment, and subject to the terms, restrictions, limitations and conditions stated herein and the terms of the Plan, the Company agrees to issue to the person or persons exercising the Option certificates representing the Common Shares as to which the Option is so exercised, registered in the name of the person or persons exercising the Option.

                  6. PERSONS ENTITLED TO EXERCISE. During his lifetime, no person other than the Optionee, or if a guardian or legal representative has been appointed for the Optionee, the Optionee's guardian or legal representative, as the case may be, shall be entitled to exercise the Option. After the Optionee's death, no person other than the person or persons to whom the Option is transferred pursuant to the Optionee's Last Will and Testament, or if the Optionee died intestate, as provided by the applicable laws of descent and distribution, shall be entitled to exercise the Option.

                  7. ADJUSTMENTS. The number of Common Shares subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with the terms of the Plan.

                  8. DATE OF GRANT. This Option was granted by the Committee on the date set forth in SCHEDULE A (the "Date of Grant").


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                  9. COMPLIANCE WITH REGULATORY MATTERS. The Optionee
acknowledges that the issuance of capital stock is subject to limitations imposed by federal and state law, and the Optionee hereby agrees that the Company shall not be obligated to issue any Common Shares upon exercise of the Option that would cause the Company to violate any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission and The Nasdaq Stock Market) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Common Shares complies with the provisions described by this Section.

                  10.      INVESTMENT REPRESENTATION OF OPTIONEE.

                  (a)      The Optionee represents to the Company the following:

                           (i) that the Optionee has read and understands the terms and provisions of the plan, and hereby accepts this Agreement subject to all the terms and provisions of the Plan;

                           (ii) that the Optionee shall accept as binding and final all decisions or interpretations of the Board, or in the Board's absence, the Compensation Committee of the Board upon any questions arising under the Plan; and

                           (iii) the Optionee understands that, unless at the time of exercise of the Option a registration statement under the Securities Act of 1933, as amended, is in effect covering the Common Shares, as a condition to the exercise of the Option the Company may require the Optionee to represent that the Optionee is acquiring the Common Shares for the Optionee's own account only and not with a view to, or for sale in connection with, any distribution of the Shares.

                  (b) The Optionee understands and agrees that the certificate or certificates representing any Common Shares acquired hereunder may bear an appropriate legend relating to registration and resale under federal and state securities laws.

                  (c) The Optionee shall not have any rights of a shareholder of the Company with respect to the Common Shares which may be purchased upon exercise of this Option, unless and until such Common Shares have been issued and delivered and his or her name has been entered as a shareholder on the share transfer records of the Company.

                  11.      MISCELLANEOUS.

                  (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

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                     (b)    This Agreement shall be governed by the laws of the
                            State of Ohio, without regard to conflicts of laws principles.

                     (c) Any notice, request, document or other communication given hereunder shall be deemed to be sufficiently given upon personal delivery to the other party or upon the expiration of three (3) days after depositing same in the United States mail, return receipt requested, properly addressed to the respective parties or such other address as they may give to the other party in writing in the same manner as follows:

                            Company:

                            Pioneer-Standard Electronics, Inc.
                            4800 East 131st Street
                            Cleveland, OH 44105

                            Attention: Secretary or Vice President, Treasurer and Assistant Secretary

                            Optionee:

                            -----------------------------

                            -----------------------------

                            -----------------------------

                     (d) This Agreement may not be modified except in writing executed by each of the parties hereto.

                     (e) The parties agree that the provisions of this Agreement are severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of any enforceable part of such provision or any other provisions hereof.

                     (f) This Agreement, together with the Plan, contains the entire understanding of the parties hereto and supersedes any prior understanding and/or written or oral agreement between them respecting the subject matter hereof.

                     (g) The headings with Sections herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provision of this Agreement.

                     (h) No waiver of any breach or default hereunder shall be deemed a waiver of any subsequent breach or default of the same or similar nature.



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                     (i)    This Agreement may be executed in one or more
                            counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.



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                  IN WITNESS WHEREOF, the parties thereto have executed this
Agreement, all as of the day and year first above written.


                                  PIONEER-STANDARD ELECTRONICS, INC.



                                  By:
                                     --------------------------------------
                                       James L. Bayman
                                       Chairman and Chief Executive Officer


                                  OPTIONEE:


                                  By:
                                     --------------------------------------

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                                   SCHEDULE A
                               TO OPTION AGREEMENT
                                     BETWEEN
                       PIONEER-STANDARD ELECTRONICS, INC.
                                       AND
                          ___________________, OPTIONEE


Dated: ___________________________

Number of Common Shares Subject to Option: _____________________ Common Shares

Option Exercise Price: ________________________

Date of Grant: ________________________

Expiration Date: ______________________



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                                   SCHEDULE B
                               TO OPTION AGREEMENT
                                     BETWEEN
                       PIONEER-STANDARD ELECTRONICS, INC.
                                       AND
                         ____________________, OPTIONEE


Dated: _______________________


                          NOTICE OF EXERCISE OF OPTION


                  The undersigned hereby notifies Pioneer-Standard Electronics, Inc. (the "Company") of this election to exercise the undersigned's option to purchase _________________ Common Shares (as defined in the Plan) pursuant to the Option Agreement (the "Agreement") between the undersigned and the Company dated _____________________. Accompanying this Notice is (1) cash or a check in the amount of $_____________ payable to the Company, and/or (2) _________________ Common Shares (as defined in the Plan) currently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate fair market value (as determined under the Plan) as of the date hereof of $_____________, such amount(s) being equal in the aggregate to the Exercise Price (as defined in the Agreement, subject to such appropriate adjustments as provided in the Plan and the Agreement) multiplied by the number of Common Shares being purchased hereby.

                  The undersigned is a resident of the State of
__________________.

                  IN WITNESS WHEREOF, the undersigned has set his or her hand this ___ day of ______________________, ______.



                                     _________________________________________
                                     Signature

                                     _________________________________________
                                     Title or Capacity (if other than Optionee)


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